Filed pursuant to Rule 497(a)

Rule 482 Ad

Securities Act File No. 333-225290

Investment Company Act File No. 811-21338

AllianzGI Convertible & Income Fund II

Issuer:	AllianzGI Convertible & Income Fund II

Term:	Perpetual

Security Type:	Fixed-Rate Cumulative Preferred Shares

Title:	Series A Cumulative Preferred Shares

Liquidation Preference:	$25.00 per share

Rating:	AAA from Fitch, Inc.

Underwriters:	Wells Fargo Securities, LLC RBC Capital Markets, LLC

The information herein relates to the public offering of the Series A Cumulative Preferred Shares of AllianzGI Convertible & Income Fund II (the “Fund”) and should be read together with the Fund’s preliminary prospectus supplement dated September 4, 2018 and the associated base prospectus dated August 17, 2018 (together, the “Fund’s prospectus”).

The information herein and in the Fund’s prospectus is not complete and is subject to change. A registration statement relating to the Series A Cumulative Preferred Shares has been filed with the Securities and Exchange Commission and is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus contains this and additional information about AllianzGI Convertible & Income Fund II and the Series A Cumulative Preferred Shares, and should be read carefully before investing. A copy of the Fund’s prospectus is available on EDGAR, or from your financial adviser.

An investment in the Series A Cumulative Preferred Shares involves risks. Therefore, before investing in the Series A Cumulative Preferred Shares you should consider the risks associated with such an investment carefully. See “Special Risks of the Series A Preferred Shares” in the preliminary prospectus supplement dated September 4, 2018, and “Special Risks of the Cumulative Preferred Shares” and “Principal Risks of the Fund” in the related base prospectus dated August 17, 2018.